Exhibit 10.2

[FORM OF WAIVER]

WAIVER

This WAIVER (this “Waiver”) is entered into as of March 21, 2012, by and between, China Shen Zhou Mining & Resources, Inc., a Nevada corporation with headquarters located at No. 166 Fushi Road, Zeyang Tower, Shijingshan District, Beijing, China 100043, 86-010-8890-6927 (the “Company”), and the investor signatory hereto (the “Investor”), with reference to the following facts:

A. The Company entered into that certain Securities Purchase Agreement, dated as of January 19, 2011 (the “Agreement”), by and among, the Company and the Buyers (as defined in the Agreement), whereby the Company issued, among other things, certain shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the ”Common Stock”) and certain warrants to purchase Common Stock (the “Warrants”).

B. C. The Company has requested that the Investor, as a holder of Warrants and/or Common Shares, waive the Company’s obligation to comply with Section 4(m) of the Agreement, solely with respect to the proposed transaction substantially described on the term sheet attached hereto as Exhibit A (the “Term Sheet”) on the terms and subject to the conditions set forth herein (the “Proposed Waiver”).

D. Concurrently herewith, the Company has also requested waivers from the other Buyers pursuant to waivers in form and substance identical to this Waiver (the “Other Waivers”, and together with this Waiver, the “Waivers”).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined in this Waiver shall have the meanings given to them in the Agreement.

2. Waiver . Effective as of the Effective Date (as defined below), the Investor hereby agrees to the Proposed Waiver. The Company hereby acknowledges and agrees that nothing contained herein shall constitute any agreement by the Investor to waive any future breach of Section 4(m) of the Agreement or to waive any other provision of the Agreement or any other Transaction Document.

3. Reaffirmation of Obligations. The Company hereby confirms and agrees that, except as set forth in Section 2 above, (i) the Agreement, the Securities and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and (ii) the execution, delivery and effectiveness of this Waiver shall not operate as an amendment of any right, power or remedy of the Buyers under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document.

5. Fees and Expenses. Except as otherwise set forth in this Agreement and the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with transactions contemplated hereby.

6. Effectiveness. Upon execution of Waivers by the Company and all of the Buyers, this Waiver shall become effective as of the date first written above (the “Effective Date”).

7. Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York City time, on the first Business Day following the date of this Waiver, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Waiver in the form required by the 1934 Act and attaching this Waiver (including Exhibit A attached hereto) as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

8. Remedies. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Waiver shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Waiver and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Waiver, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

9. Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Waiver or any other Transaction Document are several and not joint with the obligations of any other Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document or Other Waiver. Nothing contained herein or in this Waiver, any Other Waiver or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver, any Other Waiver or any other Transaction Document and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver, any Other Waiver and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Waiver, any Other Waiver or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

10. No Third Party Beneficiaries. This Waiver is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

11. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

12. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Waiver shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Waiver and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby appoints CT Corporation System, with offices at 111 Eighth Avenue, New York, New York 10011, as its agent for service of process in New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Signature Page Follows]

IN WITNESS WHEREOF, this Waiver has been executed as of the date first written above.

INVESTOR:

By:
Title:
Name:

AGREED TO AND ACCEPTED BY:

CHINA SHEN ZHOU MINING & RESOURCES, INC.

By:
Name:
Title: